UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2003

CLEAN HARBORS, INC.

(Exact name of registrant as specified in charter)

Massachusetts	0-16379	04-2997780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Washington Street Braintree, Massachusetts	02184-7535
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 849-1800 ext. 4454

Item 9.    Regulation FD Disclosure.

On April 1, 2003, Clean Harbors, Inc. (the “Company”) issued a press release announcing the Company’s results of operations for the fourth quarter and the year ended December 31, 2002. A copy of that press release is furnished with this report as Exhibit 99.1 and is incorporated herein by reference. In accordance with Securities Act Release No. 33-8216 and Exchange Act Release 34-47583, this report on Form 8-K shall be deemed provided under Items 9 and 12 of Form 8-K.

INDEX TO EXHIBITS

99.1 Press	release dated April 1, 2003.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN HARBORS, INC. (Registrant)

April 1, 2003	/s/ ROGER A. KOENECKE
Senior Vice President and Chief Financial Officer